Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document And Entity Information [Abstract]
Entity Registrant Name	Teekay LNG Partners L.P.
Entity Central Index Key	0001308106
Document Type	6-K
Document Period End Date	Jun 30, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q2
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer

Consolidated Statements of (Loss) Income (Unaudited) (USD $) In Thousands, except Share data	3 Months Ended		6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010
Consolidated Statements of Income [Abstract]
VOYAGE REVENUES (note 10b)	$ 92,247	$ 91,846	$ 185,466	$ 184,338
OPERATING EXPENSES
Voyage expenses	685	493	1,055	634
Vessel operating expenses (note 10b)	23,388	22,041	44,195	43,069
Depreciation and amortization	22,171	22,407	44,520	44,563
General and administrative (notes 10a and 10b)	6,535	5,037	12,861	10,429
Restructuring charge		126		175
Total operating expenses	52,779	50,104	102,631	98,870
Income from vessel operations	39,468	41,742	82,835	85,468
OTHER ITEMS
Interest expense (notes 8 and 10a)	(12,136)	(11,320)	(23,890)	(24,094)
Interest income	1,698	1,429	3,276	3,302
Realized and unrealized loss on derivative instruments (note 11)	(27,329)	(45,549)	(16,560)	(72,361)
Foreign currency exchange (loss) gain (note 8)	(8,859)	36,635	(29,892)	59,856
Equity income (loss)	3,447	(2,930)	11,504	(1,613)
Other income (expense)	141	106	(270)	390
Total other items	(43,038)	(21,629)	(55,832)	(34,520)
Net (loss) income before income tax (expense) recovery	(3,570)	20,113	27,003	50,948
Income tax expense (note 9)	(119)	(222)	(955)	(36)
Net (loss) income	(3,689)	19,891	26,048	50,912
Non-controlling interest in net (loss) income	(561)	(2,875)	4,196	(2,574)
Dropdown Predecessor's interest in net (loss) income (note 2)				2,258
General Partner's interest in net (loss) income (note 13)	2,303	2,110	5,167	4,283
Limited partners' interest in net (loss) income (note 13)	(5,431)	20,656	16,685	46,945
Limited partners' interest in net (loss) income per unit (note 13)
Common unit (basic and diluted)	$ (0.09)	$ 0.39	$ 0.29	$ 0.89
Subordinated unit (basic and diluted)				$ 1.01
Total unit (basic and diluted)	$ (0.09)	$ 0.39	$ 0.29	$ 0.9
Weighted-average number of units outstanding:
Common units (basic and diluted)	59,152,816	52,339,849	57,140,637	48,676,558
Subordinated units (basic and diluted)				3,663,291
Total units (basic and diluted)	59,152,816	52,339,849	57,140,637	52,339,849
Cash distributions declared per unit	$ 0.63	$ 0.6	$ 1.26	$ 1.17
Related party transactions (note 10)

Consolidated Balance Sheets (Unaudited) (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010
Current
Cash and cash equivalents	$ 74,508	$ 81,055
Restricted cash - current (note 6)	91,723	82,576
Accounts receivable, including non-trade of $9,802 (2010 - $12,832) (note 11)	11,423	19,362
Prepaid expenses	5,532	5,911
Current portion of derivative assets (note 11)	16,967	16,758
Current portion of net investments in direct financing leases (note 6)	5,857	5,635
Advances to affiliates (note 10c)	3,157	6,133
Total current assets	209,167	217,430
Restricted cash - long-term (note 6)	493,820	489,562
Vessels and equipment (note 8)
At cost, less accumulated depreciation of $223,643 (2010 - $200,708)	1,093,251	1,059,465
Vessels under capital leases, at cost, less accumulated depreciation of $189,134 (2010 - $172,113)	869,543	880,576
Advances on newbuilding contracts (note 12)	40,835	79,535
Total vessels and equipment	2,003,629	2,019,576
Investments in joint ventures	184,229	172,898
Net investments in direct financing leases (note 6)	406,971	410,060
Advances to joint venture partner (note 7)	10,200	10,200
Other assets	21,778	22,967
Derivative assets (note 11)	50,562	45,525
Intangible assets - net	118,981	123,546
Goodwill - liquefied gas segment	35,631	35,631
Total assets	3,534,968	3,547,395
Current
Accounts payable (includes $275 and $567 for 2011 and 2010, respectively, owing to related parties) (note 10c)	5,720	4,355
Accrued liabilities (includes $3,316 and $3,020 for 2011 and 2010, respectively, owing to related parties) (notes 10c and 11)	40,716	38,672
Unearned revenue	13,411	13,944
Current portion of long-term debt (note 8)	289,651	76,408
Current obligations under capital lease	271,940	267,382
Current portion of derivative liabilities (note 11)	47,041	50,603
Advances from joint venture partner	0	59
Advances from affiliates (note 10c)	83,721	133,351
Total current liabilities	752,200	584,774
Long-term debt (note 8)	1,030,026	1,322,707
Long-term obligations under capital lease	471,072	470,752
Long-term unearned revenue	40,636	41,700
Other long-term liabilities (note 6)	66,944	64,777
Derivative liabilities (note 11)	154,394	149,362
Total liabilities	2,515,272	2,634,072
Commitments and contingencies (notes 6, 8, 11 and 12)
Equity
Non-controlling interest	21,191	17,123
Partners' equity	998,505	896,200
Total equity	1,019,696	913,323
Total liabilities and total equity	3,534,968	3,547,395
Consolidation of variable interest entities (note 12)

Consolidated Balance Sheets (Unaudited) (Parenthetical) (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010
Current
Non-trade accounts receivable	$ 9,802	$ 12,832
Vessels and equipment (note 8)
Accumulated depreciation on vessels and equipment	223,643	200,708
Accumulated depreciation on vessels under capital leases	189,134	172,113
Current
Accounts payable owing to related parties	275	567
Accrued liabilities owing to related parties	$ 3,316	$ 3,020

Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
OPERATING ACTIVITIES
Net income	$ 26,048	$ 50,912
Non-cash items:
Unrealized (gain) loss on derivative instruments (note 11)	(3,776)	50,566
Depreciation and amortization	44,520	44,563
Unrealized foreign currency exchange loss (gain)	29,730	(58,640)
Equity based compensation	165	56
Equity (income) loss	(11,504)	1,613
Amortization of deferred debt issuance costs and other	1,512	1,840
Change in operating assets and liabilities	17,023	9,197
Accrued interest	186	(2,233)
Expenditures for drydocking	(7,185)	(6,016)
Net operating cash flow	96,719	91,858
FINANCING ACTIVITIES
Distribution to Teekay Corporation for the acquisition of Alexander Spirit LLC, Bermuda Spirit LLC and Hamilton Spirit LLC (note 2)		(33,997)
Proceeds from issuance of long-term debt	100,640	35,049
Scheduled repayments of long-term debt	(38,129)	(40,427)
Prepayments of long-term debt	(173,000)	(9,000)
Scheduled repayments of capital lease obligations and other long-term liabilities	(4,983)	(1,854)
Proceeds from follow-on offering net of offering costs (note 13)	161,682
Advances to and from affiliates	1,443	(4,223)
(Increase) decrease in restricted cash	(3,227)	495
Equity contribution from Teekay Corporation to Dropdown Predecessor		466
Cash distributions paid	(78,238)	(65,269)
Purchase of Skaugen Multigas Subsidiary (note 10e)	(55,313)
Repayment of joint venture partners' advances	(59)	(1,264)
Other	(128)	(131)
Net financing cash flow	(89,312)	(120,155)
INVESTING ACTIVITIES
Advances to joint venture partner and to joint venture		(6,900)
Receipts from direct financing leases	2,867	2,666
Expenditures for vessels and equipment	(16,821)	(4,820)
Net investing cash flow	(13,954)	(9,054)
Decrease in cash and cash equivalents	(6,547)	(37,351)
Cash and cash equivalents, beginning of the period	81,055	108,350
Cash and cash equivalents, end of the period	74,508	70,999
Supplemental cash flow information (note 14)

Consolidated Statements of Changes in Total Equity (Unaudited) (USD $) In Thousands	Total USD ( $)	Partners' Equity Common Units	Partners' Equity Common USD ( $)	Partners' Equity General Partner USD ( $)	Non-controlling Interest USD ( $)
Beginning balance at Dec. 31, 2010	$ 913,323		$ 856,421	$ 39,779	$ 17,123
Beginning balance, units at Dec. 31, 2010		55,106
Net income and comprehensive income	26,048		16,685	5,167	4,196
Cash distributions	(78,366)		(72,112)	(6,126)	(128)
Equity based compensation	165		161	4
Proceeds from follow-on public offering of units, net of offering costs of $7.0 million (note 13)	161,682		158,309	3,373
Proceeds from follow-on public offering of units, net of offering costs of $7.0 million (note 13), units		4,252
Acquisition of Skaugen Multigas Subsidiary (note 10e)	(3,156)		(3,011)	(145)
Ending balance at Jun. 30, 2011	$ 1,019,696		$ 956,453	$ 42,052	$ 21,191
Ending balance, units at Jun. 30, 2011		59,358

Consolidated Statements of Changes in Total Equity (Unaudited) (Parenthetical) (USD $) In Millions	6 Months Ended
Jun. 30, 2011
Offering costs from follow-on public offering	$ 7
Partners' Equity Common
Offering costs from follow-on public offering	7
Partners' Equity General Partner
Offering costs from follow-on public offering	$ 7

Basis of presentation	6 Months Ended
Jun. 30, 2011
Basis of presentation [Abstract]
Basis of presentation
1.	Basis of Presentation
The unaudited interim consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (or GAAP). These financial statements include the accounts of Teekay LNG Partners L.P., which is a limited partnership organized under the laws of the Republic of The Marshall Islands, its wholly owned or controlled subsidiaries, the Dropdown Predecessor, as described in Note 2 below, and variable interest entities for which Teekay LNG Partners L.P. or its subsidiaries are the primary beneficiaries (see Note 12) (collectively, the Partnership). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Certain information and footnote disclosures required by GAAP for complete annual financial statements have been omitted; therefore, these interim financial statements should be read in conjunction with the Partnership’s audited consolidated financial statements for the year ended December 31, 2010. In the opinion of management of Teekay GP L.L.C., the general partner of Teekay LNG Partners L.P. (or the General Partner), these interim consolidated financial statements reflect all adjustments consisting solely of a normal recurring nature, necessary to present fairly, in all material respects, the Partnership’s consolidated financial position, results of operations, and changes in total equity and cash flows for the interim periods presented. The results of operations for the interim periods presented are not necessarily indicative of those for a full fiscal year. Significant intercompany balances and transactions have been eliminated upon consolidation.

Dropdowns	6 Months Ended
Jun. 30, 2011
Dropdowns [Abstract]
Dropdowns
2.	Dropdowns
On March 17, 2010, the Partnership acquired from Teekay Corporation two 2009-built Suezmax tankers, the Bermuda Spirit and the Hamilton Spirit (or the Centrofin Suezmaxes), and a 2007-built Handymax Product tanker, the Alexander Spirit, and the related long-term, fixed-rate time-charter contracts. These transactions were deemed to be business acquisitions between entities under common control. As a result, the Partnership’s consolidated statements of (loss) income and cash flows for the six months ended June 30, 2010 reflect these three vessels and their results of operations, referred to herein as the Dropdown Predecessor, as if the Partnership had acquired them when each respective vessel began operations under the ownership of Teekay Corporation. These vessels began operations under the ownership of Teekay Corporation on May 27, 2009 (Bermuda Spirit), June 24, 2009 (Hamilton Spirit) and September 3, 2009 (Alexander Spirit). The effect of adjusting the Partnership’s financial statements to account for these common control exchanges up to March 17, 2010, increased the Partnership’s net income by  $2.3 million for the six months ended June 30, 2010.
The Partnership’s consolidated financial statements include the financial position, results of operations and cash flows of the Dropdown Predecessor. In the preparation of these consolidated financial statements, general and administrative expenses and interest expense were not identifiable as relating solely to the vessels. General and administrative expenses (consisting primarily of salaries and other employee related costs, office rent, legal and professional fees, and travel and entertainment) were allocated based on the Dropdown Predecessor’s proportionate share of Teekay Corporation’s total ship-operating (calendar) days for the period presented. In addition, the Dropdown Predecessor was capitalized in part with non-interest bearing loans or equity from Teekay Corporation and its subsidiaries. These intercompany loans and equity were generally used to finance the acquisition of the vessels. Interest expense includes the allocation of interest to the Dropdown Predecessor from Teekay Corporation and its subsidiaries based upon the weighted-average outstanding balance of these intercompany loans and equity and the weighted-average interest rate outstanding on Teekay Corporation’s loan facilities that were used to finance these intercompany loans and equity. Management believes these allocations reasonably present the general and administrative expenses and interest expense of the Dropdown Predecessor.

Adoption of New Accounting Pronouncements	6 Months Ended
Jun. 30, 2011
Adoption Of New Accounting Pronouncements [Abstract]
Adoption of New Accounting Pronouncements
3.	Adoption of New Accounting Pronouncements
In January 2011, the Partnership adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 605, Revenue Recognition, that provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Partnership will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. The adoption of this amendment did not have an impact on the Partnership’s consolidated financial statements.

Financial Instruments	6 Months Ended
Jun. 30, 2011
Financial Instruments [Abstract]
Financial Instruments
4.	Financial Instruments
a) Fair Value Measurements
For a description of how fair value is estimated, see Note 2 in the Partnership’s audited consolidated financial statements filed on Form 20-F for the year ended December 31, 2010. The estimated fair value of the Partnership’s financial instruments and categorization using the fair value hierarchy for those financial instruments that are measured at fair value on a recurring basis are as follows:

		June 30, 2011		December 31, 2010
		Carrying	Fair	Carrying	Fair
		Amount	Value	Amount	Value
	Fair Value	Asset	Asset	Asset	Asset
	Hierarchy	(Liability)	(Liability)	(Liability)	(Liability)
	Level(1)	$	$	$	$

Cash and cash equivalents and restricted cash		660,051	660,051	653,193	653,193
Advances to and from affiliates		(80,564)	(80,564)	(127,218)	(127,218)
Long-term debt (note 8)		(1,319,677)	(1,222,154)	(1,399,115)	(1,292,026)
Advances to and from joint venture partners (note 7)		10,200	(2)	10,141	(2)
Derivative instruments (note 11)
Interest rate swap agreements — assets	Level 2	72,059	72,059	66,870	66,870
Interest rate swap agreements — liabilities	Level 2	(203,202)	(203,202)	(201,463)	(201,463)
Other derivative	Level 3	(9,600)	(9,600)	(10,000)	(10,000)

(1)	The fair value hierarchy level is only applicable to financial instruments on the consolidated balance sheets that are recorded at fair value on a recurring basis.

(2)
The fair value of the Partnership’s advances to its joint venture partner as at June 30, 2011 and December 31, 2010 was not determinable given the amounts are non-current with no fixed repayment terms.

Changes in fair value during the six months ended June 30, 2011 for assets and liabilities that are measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are as follows:

Asset/(Liability)
$

Fair value at December 31, 2010	(10,000)
Total unrealized gains	400

Fair value at June 30, 2011	(9,600)

b) Financing Receivables
The following table contains a summary of the Partnership’s loan receivables and other financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis.

			June 30,	December 31,
	Credit Quality		2011	2010
Class of Financing Receivable	Indicator	Grade	$	$

Direct financing leases	Payment activity	Performing	412,828	415,695
Other receivables
Long-term receivable included in other assets	Payment activity	Performing	596	410
Advances to joint venture partner	Other internal metrics	Performing	10,200	10,200

			423,624	426,305

Segment Reporting	6 Months Ended
Jun. 30, 2011
Segment Reporting [Abstract]
Segment Reporting
5.	Segment Reporting
The following table includes results for the Partnership’s segments for the periods presented in these financial statements.

	Three Months Ended June 30,
	2011			2010
		Conventional			Conventional
	Liquefied Gas	Tanker		Liquefied Gas	Tanker
	Segment	Segment	Total	Segment	Segment	Total
	$	$	$	$	$	$

Voyage revenues	65,885	26,362	92,247	65,822	26,024	91,846
Voyage expenses	61	624	685	122	371	493
Vessel operating expenses	13,145	10,243	23,388	12,744	9,297	22,041
Depreciation and amortization	15,081	7,090	22,171	15,394	7,013	22,407
General and administrative (1)	3,941	2,594	6,535	2,626	2,411	5,037
Restructuring charge	—	—	—	—	126	126

Income from vessel operations	33,657	5,811	39,468	34,936	6,806	41,742

	Six Months Ended June 30,
	2011			2010
		Conventional			Conventional
	Liquefied Gas	Tanker		Liquefied Gas	Tanker
	Segment	Segment	Total	Segment	Segment	Total
	$	$	$	$	$	$

Voyage revenues	131,678	53,788	185,466	131,608	52,730	184,338
Voyage expenses	70	985	1,055	95	539	634
Vessel operating expenses	24,222	19,973	44,195	24,160	18,909	43,069
Depreciation and amortization	30,205	14,315	44,520	30,632	13,931	44,563
General and administrative (1)	7,265	5,596	12,861	5,370	5,059	10,429
Restructuring charge	—	—	—	—	175	175

Income from vessel operations	69,916	12,919	82,835	71,351	14,117	85,468

(1)	Includes direct general and administrative expenses and indirect general and administrative expenses (allocated to each segment based on estimated use of corporate resources).
A reconciliation of total segment assets to total assets presented in the consolidated balance sheets is as follows:

	June 30,	December 31,
	2011	2010
	$	$

Total assets of the liquefied gas segment	2,880,137	2,866,541
Total assets of the conventional tanker segment	560,211	568,393
Cash and cash equivalents	74,508	81,055
Accounts receivable and prepaid expenses	16,955	25,273
Advances to affiliates	3,157	6,133

Consolidated total assets	3,534,968	3,547,395

Vessel Charters	6 Months Ended
Jun. 30, 2011
Vessel Charters [Abstract]
Vessel Charters
6.	Vessel Charters
The minimum estimated charter hire payments in the next five fiscal years, as at June 30, 2011, for the Partnership’s vessels chartered-in and vessels chartered-out are as follows:

	Remainder
	of 2011	2012	2013	2014	2015
Vessel Charters(1)	$	$	$	$	$
Charters-in — capital leases(2)(3)(4)	154,448	79,175	96,766	52,093	24,000

Charters-out — operating leases(5)	170,998	339,646	338,718	338,718	335,564
Charters-out — direct financing leases	19,265	38,530	38,530	38,530	38,530

	190,263	378,176	377,248	377,248	374,094

(1)
The table does not include the Partnership’s minimum charter hire payments to be paid and received under its operating leases (or Head Lease and Sublease) for the Tangguh Hiri and the Tangguh Sago (or the Tangguh LNG Carriers), which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed on Form 20-F for the year ended December 31, 2010.

(2)
As at June 30, 2011 and December 31, 2010, the Partnership had  $571.1 million and  $559.8 million, respectively of cash which, including any interest earned on such amounts, are restricted to being used for charter hire payments of certain vessels chartered-in under capital leases. The Partnership also maintains restricted cash deposits relating to certain term loans, which cash totaled  $14.4 million and  $12.3 million as at June 30, 2011 and December 31, 2010, respectively.

(3)
As described in Note 5 in the Partnership’s audited consolidated financial statements filed on Form 20-F for the year ended December 31, 2010, the Partnership has leasing arrangements relating to five of its LNG carriers (three through Teekay Nakilat Corporation (or the RasGas II LNG Carriers) and two through Teekay BLT Corporation (the Tangguh LNG Carriers), in which the Partnership owns a 70% and 69% ownership interest, respectively) whereby it is the lessee and the lessors claim tax depreciation on the capital expenditures they incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The tax indemnification is for the duration of the lease contracts with the third parties plus the years it would take for the lease payments to be statute barred, and ends in 2033 for two vessels and 2041 for three vessels. Although there is no maximum potential amount of future payments, Teekay Nakilat Corporation and the Teekay BLT Corporation may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, Teekay Nakilat Corporation and the Teekay BLT Corporation will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(4)	Excludes estimated charter hire payments of $905.1 million for the period from 2016 to 2037.

(5)
The minimum scheduled future charter hire payments for vessels chartered out should not be construed to reflect total charter hire revenues for any of the periods. In addition, minimum scheduled future revenues have been reduced by estimated off-hire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.

Advances to Joint Venture Partner	6 Months Ended
Jun. 30, 2011
Advances to Joint Venture Partner [Abstract]
Advances to Joint Venture Partner
7.	Advances to Joint Venture Partner
Advances to joint venture partner of  $10.2 million as at June 30, 2011 and December 31, 2010 are non-interest bearing and unsecured. The Partnership did not recognize any interest income from the advances during the three and six months ended June 30, 2011 and 2010.

Long-Term Debt	6 Months Ended
Jun. 30, 2011
Long-Term Debt [Abstract]
Long-Term Debt
8.	Long-Term Debt

	June 30,	December 31,
	2011	2010
	$	$

U.S. Dollar-denominated Revolving Credit Facilities due through 2018	105,000	188,000
U.S. Dollar-denominated Term Loans due through 2019	359,226	371,685
U.S. Dollar-denominated Term Loans due through 2021	326,835	332,248
U.S. Dollar-denominated Term Loans due through 2021	117,774	120,599
U.S. Dollar-denominated Unsecured Demand Loan	13,282	13,282
Euro-denominated Term Loans due through 2023	397,560	373,301

Total	1,319,677	1,399,115
Less current portion	289,651	76,408

Total	1,030,026	1,322,707

As at June 30, 2011, the Partnership had three long-term revolving credit facilities available, which, as at such date, provided for borrowings of up to  $510.6 million, of which  $405.6 million was undrawn. Interest payments are based on LIBOR plus margins. The amount available under the revolving credit facilities reduces by  $16.2 million (remainder of 2011),  $32.9 million (2012),  $33.7 million (2013),  $34.5 million (2014),  $84.1 million (2015) and  $309.2 million (thereafter). All the revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. The revolving credit facilities are collateralized by first-priority mortgages granted on seven of the Partnership’s vessels, together with other related security, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts.
The Partnership has a U.S. Dollar-denominated term loan outstanding, which, as at June 30, 2011, totaled  $359.2 million, of which  $191.0 million bears interest at a fixed-rate of 5.39% and requires quarterly payments. The remaining  $168.2 million bears interest based on LIBOR plus a margin and will require bullet repayments of approximately  $56.0 million per vessel due at maturity in 2018 and 2019. The term loan is collateralized by first-priority mortgages on three vessels, together with certain other related security and certain guarantees from the Partnership.
The Partnership owns a 69% interest in the Teekay Tangguh Joint Venture. The Teekay Tangguh Joint Venture has a U.S. Dollar-denominated term loan outstanding, which, as at June 30, 2011, totaled  $326.8 million. Interest payments on the loan are based on LIBOR plus margins. Interest payments on one tranche under the loan facility are based on LIBOR plus 0.30%, while interest payments on the second tranche are based on LIBOR plus 0.625%. One tranche (total value of up to  $324.5 million) reduces in quarterly payments while the other tranche (total value of up to  $190.0 million) correspondingly is drawn up with a final  $95.0 million bullet payment per vessel due in 2021. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other security and is guaranteed by the Partnership.
At June 30, 2011, the Partnership had a U.S. Dollar-denominated term loan outstanding in the amount of  $117.8 million. Interest payments on one tranche under the loan facility are based on LIBOR plus 0.3%, while interest payments on the second tranche are based on LIBOR plus 0.7%. One tranche reduces in semi-annual payments of  $5.4 million while the other tranche correspondingly is drawn up every six months with a final  $20 million bullet payment per vessel due 12 years and six months from each vessel delivery date. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other related security and is guaranteed by Teekay Corporation.
The Partnership has a U.S. Dollar-denominated demand loan outstanding owing to Qatar Gas Transport Company Ltd. (Nakilat), which, as at June 30, 2011, totaled  $13.3 million. Interest payments on this loan, which are based on a fixed interest rate of 4.84%, commenced in February 2008. The loan is repayable on demand no earlier than February 27, 2027.
The Partnership has two Euro-denominated term loans outstanding, which as at June 30, 2011 totaled 274.1 million Euros ( $397.6 million). Interest payments are based on EURIBOR plus a margin, which margins ranged from 0.60% to 0.66% as of June 30, 2011. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related security and guarantees from one of the Partnership’s subsidiaries. One of the term loans outstanding in the amount of 151.6 million Euros ( $219.9 million) matures in January 2012. The Partnership expects to refinance this loan in 2011.
Also at June 30, 2011, the Partnership has an undrawn credit facility equal to the lower of  $122.0 million and 60% of the aggregate purchase price of three liquefied petroleum gas (or LPG) carriers (or the Skaugen LPG Carriers), and two multigas carriers (or the Skaugen Multigas Carriers). The facility will mature, with respect to each vessel, seven years after each vessel’s first drawdown date. The facility will be collateralized by the vessels to which the loan relates. The Partnership expects to draw on this facility in 2011 to repay a portion of the amount it borrowed under its existing revolving credit facilities to purchase two Skaugen LPG Carriers in April 2009 and November 2009 and one Skaugen Multigas Carrier in June 2011. As at June 30, 2011, the Partnership had access to draw  $71 million on this facility. The Partnership intends to use the remaining available funds from the facility to assist in purchasing the remaining Skaugen LPG Carrier and Skaugen Multigas Carrier.
The weighted-average effective interest rate for the Partnership’s long-term debt outstanding at June 30, 2011 and December 31, 2010 was 1.8%. This rate does not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 11). At June 30, 2011, the margins on the Partnership’s long-term debt that has been drawn on ranged from 0.3% to 0.7%.
All Euro-denominated term loans are revalued at the end of each period using the then-prevailing Euro/U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s Euro-denominated term loans, capital leases and restricted cash, the Partnership recognized foreign exchange (losses) gains, substantially all of which were unrealized, of ( $8.9) million and  $36.6 million, and ( $29.9) million and  $59.9 million for the three months ended June 30, 2011 and 2010 and the six months ended June 30, 2011 and 2010, respectively.
The aggregate annual long-term debt principal repayments required for periods subsequent to June 30, 2011 are  $38.5 million (remainder of 2011),  $286.2 million (2012),  $70.6 million (2013),  $73.5 million (2014),  $129.5 million (2015) and  $721.4 million (thereafter).
Certain loan agreements require that minimum levels of tangible net worth and aggregate liquidity be maintained, provide for a maximum level of leverage, and require one of the Partnership’s subsidiaries to maintain restricted cash deposits. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership is in default under its term loans or revolving credit facilities. One of the Partnership’s term loans is guaranteed by Teekay Corporation and contains covenants that require Teekay Corporation to maintain the greater of a minimum liquidity (cash and cash equivalents) of at least  $50.0 million and 5.0% of Teekay Corporation’s total consolidated debt which has recourse to Teekay Corporation. As at June 30, 2011, the Partnership and its affiliates were in compliance with all covenants relating to the Partnership’s credit facilities and capital leases.

Income Tax	6 Months Ended
Jun. 30, 2011
Income Tax [Abstract]
Income Tax
9.	Income Tax
The components of the provision for income taxes were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	$	$	$	$
Current	(210)	(2)	(619)	(2)
Deferred	91	(220)	(336)	(34)

Income tax expense	(119)	(222)	(955)	(36)

Related Party Transactions	6 Months Ended
Jun. 30, 2011
Related Party Transactions [Abstract]
Related Party Transactions
10.	Related Party Transactions
a) On March 17, 2010, the Partnership acquired from Teekay Corporation two 2009-built Suezmax tankers (the Centrofin Suezmaxes), and a 2007-built Handymax Product tanker (the Alexander Spirit) and the associated long-term fixed-rate time-charter contracts for a total cost of  $160 million. As described in Note 2, the acquisition was accounted for as a reorganization of entities under common control and accounted for on a basis similar to the pooling of interest basis. The Partnership financed the acquisition by assuming  $126 million of debt, drawing  $24 million on its existing revolving credit facilities and using  $10 million of cash. In addition, the Partnership acquired approximately  $15 million of working capital in exchange for a short-term vendor loan from Teekay Corporation. The excess of the purchase price over the historical carrying value of the assets acquired was  $3.6 million and is reflected as a distribution of capital to Teekay Corporation.
During the six months ended June 30, 2010,  $0.7 million of general and administrative expenses attributable to the operations of the Centrofin Suezmaxes and Alexander Spirit were incurred by Teekay Corporation and have been allocated to the Partnership as part of the results of the Dropdown Predecessor.
During the six months ended June 30, 2010,  $0.3 million of interest expense attributable to the operations of the Alexander Spirit was incurred by Teekay Corporation and has been allocated to the Partnership as part of the results of the Dropdown Predecessor.
b) Two of the Partnership’s LNG carriers, the Arctic Spirit and Polar Spirit (or the Kenai LNG Carriers), are employed on long term charter contracts with subsidiaries of Teekay Corporation. In addition, the Partnership and certain of its operating subsidiaries have entered into services agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide the Partnership and its subsidiaries with administrative, crew training, advisory, technical and strategic consulting services. Finally, the Partnership reimburses the General Partner for expenses incurred by the General Partner that are necessary for the conduct of the Partnership’s business. Such related party transactions, excluding expenses allocated to the Partnership as part of the result of the Dropdown Predecessor, were as follows for the periods indicated:

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
	$	$	$	$
Revenues(1)	8,441	9,526	17,786	17,795
Vessel operating expenses(2)	8,506	7,620	16,079	14,595
General and administrative(3) (4) (5)	4,492	2,650	8,754	5,405

(1)
Commencing in 2008, two of the Partnership’s LNG carriers were time-chartered to Teekay Corporation at a fixed-rate for a period of ten years, (plus options exercisable by Teekay Corporation to extend up to an additional 15 years).

(2)	Teekay Corporation’s crew salaries and training.

(3)	Teekay Corporation’s administrative, advisory, technical and strategic management fees.

(4)
Includes  $0.4 million and  $0.3 million, and  $0.6 million and  $0.5 million of costs incurred by the General Partner during the three months ended June 30, 2011 and 2010 and the six months ended June 30, 2011 and 2010, respectively.

(5)
Amounts are net of  $0.2 million and  $0.3 million, and  $0.5 million and  $0.5 million for the three months ended June 30, 2011 and 2010 and the six months ended June 30, 2011 and 2010, respectively, which consist of the amortization of  $3.0 million paid to the Partnership by Teekay Corporation in March 2009 for the right to provide ship management services to certain of the Partnership’s vessels.

c) As at June 30, 2011 and December 31, 2010, crewing and manning costs of  $3.6 million were payable to affiliates and were included as part of accounts payable and accrued liabilities in the Partnership’s consolidated balance sheets. In addition, as at June 30, 2011 and December 31, 2010, non-interest bearing advances to affiliates totaled  $3.2 million and  $6.1 million, respectively, and non-interest bearing advances from affiliates totaled  $83.7 million and  $133.4 million, respectively. These advances are unsecured and have no fixed repayment terms.
d) The Partnership’s Suezmax tanker the Toledo Spirit, operates pursuant to a time-charter contract that increases or decreases the otherwise fixed-hire rate established in the charter depending on the spot charter rates that the Partnership would have earned had it traded the vessel in the spot tanker market. The remaining term of the time-charter contract is 15 years, although the charterer has the right to terminate the time-charter in July 2018. The Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership as a result of spot rates being in excess of the fixed rate. The amounts payable to or receivable from Teekay Corporation are recognized at the end of each year (see Note 11).
e) In July 2008, subsidiaries of Teekay Corporation (or the Skaugen Multigas Subsidiaries) signed contracts for the purchase of the Skaugen Multigas Carriers from I.M. Skaugen ASA (or Skaugen), which are two technically advanced 12,000-cubic meter newbuilding ships capable of carrying LNG, LPG or ethylene. The Partnership agreed to acquire the Skaugen Multigas Subsidiaries from Teekay Corporation upon delivery of the vessels.
On June 15, 2011, the first Skaugen Multigas Carrier, the Norgas Unikum, was delivered and commenced service under a 15-year, fixed-rate charter to Skaugen. On delivery, the Partnership concurrently acquired Teekay Corporation’s 100% ownership interest in the first Skaugen Multigas Subsidiary for a purchase price of  $55.3 million. This transaction was concluded between two entities under common control and, thus, the assets acquired were recorded at historical book value. The excess of the purchase price over the book value of the assets of  $3.2 million was accounted for as an equity distribution to Teekay Corporation. The second Skaugen Multigas Carrier is expected to be delivered in late 2011 for a cost of approximately  $55 million and is scheduled to commence service under a 15-year, fixed-rate charter to Skaugen (see Note 12).

Derivative Instruments	6 Months Ended
Jun. 30, 2011
Derivative Instruments [Abstract]
Derivative Instruments
11.	Derivative Instruments
The Partnership uses derivative instruments in accordance with its overall risk management policy. The Partnership has not designated these derivative instruments as hedges for accounting purposes.
The Partnership enters into interest rate swaps which either exchange a receipt of floating interest for a payment of fixed interest or a payment of floating interest for a receipt of fixed interest to reduce the Partnership’s exposure to interest rate variability on its outstanding floating-rate debt and floating-rate restricted cash deposits. As at June 30, 2011, the Partnership was committed to the following interest rate swap agreements:

			Fair Value /
			Carrying	Weighted-
			Amount of	Average	Fixed
	Interest	Principal	Assets	Remaining	Interest
	Rate	Amount	(Liability)	Term	Rate
	Index	$	$	(years)	(%) (1)
LIBOR-Based Debt:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	429,638	(63,073)	25.6	4.9%
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	212,806	(48,748)	7.7	6.2%
U.S. Dollar-denominated interest rate swaps	LIBOR	90,000	(13,255)	7.2	4.9%
U.S. Dollar-denominated interest rate swaps	LIBOR	100,000	(18,260)	5.5	5.3%
U.S. Dollar-denominated interest rate swaps (3)	LIBOR	225,000	(39,059)	17.5	5.2%
LIBOR-Based Restricted Cash Deposit:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	470,673	72,059	25.6	4.8%
EURIBOR-Based Debt:
Euro-denominated interest rate swaps (4)	EURIBOR	397,560	(20,807)	13.0	3.8%

			(131,143)

(1)	Excludes the margins the Partnership pays on its drawn floating-rate debt, which, at June 30, 2011, ranged from 0.3% to 0.7% (see Note 8).

(2)	Principal amount reduces quarterly.

(3)	Principal amount reduces semiannually.

(4)	Principal amount reduces monthly to 70.1 million Euros ( $101.7 million) by the maturity dates of the swap agreements.
The Partnership is exposed to credit loss in the event of non-performance by the counterparties to the interest rate swap agreements. In order to minimize counterparty risk, the Partnership only enters into derivative transactions with counterparties that are rated A- or better by Standard & Poor’s or A3 or better by Moody’s at the time of the transactions. In addition, to the extent practical, interest rate swaps are entered into with different counterparties to reduce concentration risk.
In order to reduce the variability of its revenue, the Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer of the Toledo Spirit as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership by the charterer of the Toledo Spirit as a result of spot rates being in excess of the fixed rate. The fair value of the derivative at June 30, 2011 was a liability of  $9.6 million (December 31, 2010 — liability of  $10.0 million).
The following table presents the location and fair value amounts of derivative instruments, segregated by type of contract, on the Partnership’s balance sheets.

		Current			Current
		portion of			portion of
	Accounts	derivative	Derivative	Accrued	derivative	Derivative
	receivable	assets	assets	liabilities	liabilities	liabilities
As at June 30, 2011
Interest rate swap agreements	4,530	16,967	50,562	(11,367)	(47,041)	(144,794)
Toledo Spirit time-charter derivative	—	—	—	—	—	(9,600)

	4,530	16,967	50,562	(11,367)	(47,041)	(154,394)

As at December 31, 2010
Interest rate swap agreements	4,587	16,758	45,525	(11,498)	(50,603)	(139,362)
Toledo Spirit time-charter derivative	—	—	—	—	—	(10,000)

	4,587	16,758	45,525	(11,498)	(50,603)	(149,362)

The following tables present the gains (losses) for those derivative instruments not designated or qualifying as hedging instruments. All gains (losses) are presented as realized and unrealized loss on derivative instruments in the Partnership’s consolidated statements of (loss) income.

	Three Months Ended June 30,
	2011			2010
	Realized	Unrealized		Realized	Unrealized
	gains	gains		gains	gains
	(losses)	(losses)	Total	(losses)	(losses)	Total
Interest rate swap agreements	(10,046)	(16,430)	(26,476)	(10,581)	(32,868)	(43,449)
Toledo Spirit time-charter derivative	(53)	(800)	(853)	—	(2,100)	(2,100)

	(10,099)	(17,230)	(27,329)	(10,581)	(34,968)	(45,549)

	Six Months Ended June 30,
	2011			2010
	Realized	Unrealized		Realized	Unrealized
	gains	gains		gains	gains
	(losses)	(losses)	Total	(losses)	(losses)	Total
Interest rate swap agreements	(20,283)	3,376	(16,907)	(21,795)	(48,266)	(70,061)
Toledo Spirit time-charter derivative	(53)	400	347	—	(2,300)	(2,300)

	(20,336)	3,776	(16,560)	(21,795)	(50,566)	(72,361)

Commitments and Contingencies	6 Months Ended
Jun. 30, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
12.	Commitments and Contingencies
a) The Partnership consolidates certain variable interest entities (or VIEs). In general, a variable interest entity is a corporation, partnership, limited-liability company, trust or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that are unable to make significant decisions about its activities, or (3) has a group of equity owners that do not have the obligation to absorb losses or the right to receive returns generated by its operations. A party that is a variable interest holder is required to consolidate a VIE if it has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.
In July 2008, the Skaugen Multigas Subsidiaries signed contracts for the purchase of the Skaugen Multigas Carriers from Skaugen. The Partnership agreed to acquire the Skaugen Multigas Subsidiaries from Teekay Corporation upon delivery of the vessels. Each vessel is scheduled to commence service under 15-year, fixed-rate charters to Skaugen upon delivery. Subsequent to July 2008 and prior to the delivery of the vessels, the Partnership has consolidated the Skaugen Multigas Subsidiaries as they are VIEs and the Partnership is the primary beneficiary during this period. The delivery of the first Skaugen Multigas Carrier and the Partnership’s acquisition of the first Skaugen Multigas Subsidiary was on June 15, 2011. The remaining vessel is expected to be delivered in late 2011 for a total cost of approximately  $55 million.
The following table summarizes the balance sheets of the second Skaugen Multigas Subsidiary as at June 30, 2011 and the Skaugen Multigas Subsidiaries as at December 31, 2010:

	June 30,	December 31,
	2011	2010
	$	$
ASSETS
Vessels and equipment
Advances on newbuilding contracts	40,835	79,535
Other assets	326	651

Total assets	41,161	80,186

LIABILITIES AND DEFICIT
Accrued liabilities and other	56	587
Advances from affiliates	41,110	79,612

Total liabilities	41,166	80,199
Total deficit	(5)	(13)

Total liabilities and total deficit	41,161	80,186

The assets and liabilities of the Skaugen Multigas Subsidiaries are reflected in the Partnership’s financial statements at historical cost as the Partnership and the VIEs are under common control. The Partnership’s maximum exposure to loss as of June 30, 2011, as a result of its commitment to purchase Teekay Corporation’s interests in the second Skaugen Multigas Subsidiary, is limited to the purchase price of its interest in the undelivered vessel, which is expected to be approximately  $55 million. The assets of the second Skaugen Multigas Subsidiary cannot be used by the Partnership and the creditors of the second Skaugen Multigas Subsidiary have no recourse to the general credit of the Partnership.
b) The Partnership has an agreement to acquire an LPG carrier from Skaugen upon delivery for approximately  $33.0 million. This vessel is expected to be delivered in late 2011 and upon delivery, the vessel will be chartered to Skaugen at fixed rates for a period of 15 years.
c) In December 2007, a consortium in which Teekay Corporation has a 33% ownership interest agreed to charter four newbuilding 160,400-cubic meter LNG carriers for a period of 20 years to the Angola LNG Project. The consortium entered into agreements to construct the four LNG carriers at a total cost of approximately  $906.0 million (of which Teekay Corporation’s 33% portion is  $299.0 million), excluding capitalized interest. As at June 30, 2011, payments made towards these commitments by the joint venture companies totaled  $339.7 million (of which Teekay Corporation’s 33% contribution was  $112.1 million), excluding capitalized interest and other miscellaneous construction costs. As at June 30, 2011, the remaining payments required to be made under these contracts were  $430.4 million (remainder of 2011) and  $135.9 million (2012), of which the Teekay Corporation’s share is 33% of these amounts. The vessels will be chartered at fixed rates, with inflation adjustments, commencing in late August 2011 and first quarter of 2012 upon deliveries of the vessels. In March 2011, the Partnership agreed to acquire Teekay Corporation’s 33% ownership interest in these vessels and related charter contracts for a total equity purchase price of approximately  $73 million (net of assumed debt in the amount of approximately  $258 million) subject to adjustment based on actual costs incurred at the time of delivery. It was determined that these vessel companies are VIEs; however, the Partnership is not the primary beneficiary.

Total Capital and Net (Loss) income Per Unit	6 Months Ended
Jun. 30, 2011
Total Capital and Net (Loss) income Per Unit [Abstract]
Total Capital and Net (Loss) income Per Unit
13.	Total Capital and Net (Loss) Income Per Unit
On April 8, 2011, the Partnership completed a public offering of 4.3 million common units (including 551,800 common units issued upon exercise of the underwriters’ over-allotment option) at a price of  $38.88 per unit, for gross proceeds of approximately  $168.7 million (including the Partnership’s General Partner’s 2% proportionate capital contribution). The Partnership used the net proceeds from the offering of approximately  $161.7 million to repay a portion of its outstanding debt under one of its revolving credit facilities.
At June 30, 2011, of the Partnership’s total number of units outstanding, 56.4% were held by the public and the remaining units were held by a subsidiary of Teekay Corporation (including the Partnership’s General Partner’s 2% interest).
Net (Loss) Income Per Unit
Net (loss) income per unit is determined by dividing net (loss) income, after deducting the amount of net (loss) income attributable to the Dropdown Predecessor, the non-controlling interest and the General Partner’s interest, by the weighted-average number of units outstanding during the period.
The General Partner’s, common unitholders’ and subordinated unitholder’s interests in net (loss) income are calculated as if all net (loss) income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net (loss) income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner is entitled to incentive distributions if the amount the Partnership distributes to unitholders with respect to any quarter exceeds specified target levels. Unlike available cash, net (loss) income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains (losses).
During the three and six months ended June 30, 2011 and 2010, cash distributions exceeded  $0.4625 per unit and, consequently, the assumed distribution of net (loss) income resulted in the use of the increasing percentages to calculate the General Partner’s interest in net (loss) income for the purposes of the net (loss) income per unit calculation.

Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2011
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
14.	Supplemental Cash Flow Information
The Partnership’s consolidated statement of cash flows for the six months ended June 30, 2010 reflects the Dropdown Predecessor as if the Partnership had acquired the Dropdown Predecessor when the vessels began operations under the ownership of Teekay Corporation.

Accounting Pronouncements not yet Adopted	6 Months Ended
Jun. 30, 2011
Accounting Pronouncements not yet Adopted [Abstract]
Accounting Pronouncements Not Yet Adopted
15.	Accounting Pronouncements Not Yet Adopted
In May 2011, the FASB issued amendments to FASB ASC 820, Fair Value Measurement, which clarify or change the application of existing fair value measurements, including: that the highest and best use and valuation premise in a fair value measurement are relevant only when measuring the fair value of nonfinancial assets; that a reporting entity should measure the fair value of its own equity instrument from the perspective of a market participant that holds that instrument as an asset; to permit an entity to measure the fair value of certain financial instruments on a net basis rather than based on its gross exposure when the reporting entity manages its financial instruments on the basis of such net exposure; that in the absence of a Level 1 input, a reporting entity should apply premiums and discounts when market participants would do so when pricing the asset or liability consistent with the unit of account; and that premiums and discounts related to size as a characteristic of the reporting entity’s holding are not permitted in a fair value measurement. These amendments are effective for the Partnership on January 1, 2012. The Partnership is currently assessing the potential impacts, if any, of these amendments on its consolidated financial statements.

Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events
On August 30, 2011, the first of four LNG carriers servicing the Angola LNG Project was delivered and commenced its 20 year fixed-rate charter. Concurrently, the Partnership acquired Teekay Corporation’s 33% ownership interest in this vessel and related charter contract for a total equity purchase price of approximately  $19 million (net of assumed debt of  $65 million).